Income Tax (Details) - Schedule of net deferred tax assets	Dec. 31, 2020 USD ($)
Deferred tax asset
Organizational costs/Startup expenses	$ 28,570
Federal Net Operating loss	20,430
Total deferred tax asset	49,000
Valuation allowance	$ (49,000)